                                                                    EXHIBIT 10.9

             INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.

                     1996 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------

                                  ARTICLE ONE

                              GENERAL PROVISIONS
                              ------------------


     I.   PURPOSES OF THE PLAN

          This 1996 Stock Option/Stock Issuance Plan is intended to promote the interests of International Wireless Communications Holdings, Inc., a Delaware corporation, by providing a method whereby eligible individuals who provide valuable services to the Corporation (or any Parent or Subsidiary) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or any Parent or Subsidiary).

    II.   DEFINITIONS

          For the purposes of this Plan, the following definitions shall be in effect:

          A.   BOARD shall mean the Corporation's Board of Directors.
               -----

          B.   CODE shall mean the Internal Revenue Code of 1986, as amended.
               ----

          C.   COMMITTEE shall mean a committee of two (2) or more Board members
               ---------
appointed by the Board to exercise one or more administrative functions under the Plan.

          D.   COMMON STOCK shall mean the Corporation's common stock.
               ------------

          E.   CORPORATE TRANSACTION shall mean either of the following
               ---------------------
stockholder-approved transactions to which the Corporation is a party:

                    (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held those securities immediately prior to such transaction, or

                    (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          F.   CORPORATION shall mean International Wireless Communications
               -----------
Holdings, Inc., a Delaware corporation.

          G.   EMPLOYEE shall mean an individual who is in the employ of the
               --------
Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          H.   EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as
               ------------
amended.

          I.   EXERCISE DATE shall mean the date on which the Corporation shall
               -------------
have received written notice of the option exercise.

          J.   FAIR MARKET VALUE per share of Common Stock on any relevant date
               -----------------
under the Plan shall be the value determined in accordance with the following provisions:

                    (i) If the Common Stock is not at the time listed or admitted to trading on any Stock Exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing price for the Common Stock on the date in question, then the Fair Market Value shall be the closing price on the last preceding date for which such quotation exists.

                    (ii) If the Common Stock is at the time listed or admitted to trading on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                    (iii) If the Common Stock is at the time neither listed nor admitted to trading on any Stock Exchange nor traded on the NASDAQ National Market System, then such Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

          K.   INCENTIVE OPTION shall mean a stock option which satisfies the
               ----------------
requirements of Code Section 422.

          L.   NEWLY ISSUED SHARES shall mean shares of Common Stock drawn from
               -------------------
the Corporation's authorized but unissued shares of Common Stock.

          M.   NON-STATUTORY OPTION shall mean a stock option not intended to
               --------------------
meet the requirements of Code Section 422.

          N.   OPTIONEE shall mean any person to whom an option is granted under
               --------
the Option Grant Program in effect under the Plan.

          O.   PARENT shall mean any corporation (other than the Corporation) in
               ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          P.   PARTICIPANT shall mean any person who receives a direct issuance
               -----------
of Common Stock under the Stock Issuance Program in effect under the Plan.

          Q.   PERMANENT DISABILITY shall have the meaning assigned to such term
               --------------------
in Code Section 22(e)(3).

          R.   PLAN shall mean the Corporation's 1996 Stock Option/Stock
               ----
Issuance Plan, as set forth in this document.

          S.   PLAN ADMINISTRATOR shall mean either the Board or the Committee,
               ------------------
to the extent the Committee is at the time responsible for the administration of the Plan in accordance with Section IV of Article One.

          T.   PREDECESSOR PLAN shall mean the Corporation's existing 1994 Stock
               ----------------
Option/Stock Issuance Plan.

          U.   SERVICE shall mean the provision of services to the Corporation
               -------
or any Parent or Subsidiary by an individual in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent contractor.

          V.   STOCK EXCHANGE shall mean either the American Stock Exchange or
               --------------
the New York Stock Exchange.

          W.   SUBSIDIARY shall mean each corporation (other than the
               ----------
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          X.   10% STOCKHOLDER shall mean the owner of stock (as determined
               ---------------
under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

          Y.   TREASURY SHARES shall mean shares of Common Stock reacquired by
               ---------------
the Corporation and held as treasury shares.

   III.   STRUCTURE OF THE PLAN

          A. The Plan shall be divided into two (2) separate components: the Option Grant Program specified in Article Two and the Stock Issuance Program specified in Article Three. Under the Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than eighty-five percent (85%) of the fair market value of the shares at the time of issuance or as a bonus for services rendered the Corporation without any cash payment required of the recipient.

          B. The provisions of Articles One and Four of the Plan shall apply to both the Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

    IV.   ADMINISTRATION OF THE PLAN

          A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to wazzu removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

          B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option.

     V.   OPTION GRANTS AND SHARE ISSUANCES

          A. The persons eligible to participate in the Option Grant Program and the Stock Issuance Program shall be limited to the following:

                    (i)    Employees,

                    (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

                    (iii) consultants and other independent contractors who provide valuable services to the Corporation (or any Parent or Subsidiary).

          B.   The Plan Administrator shall have full authority to determine,
(i) with respect to the option grants under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable and the maximum term for which the option is to remain outstanding, and (ii) with respect to share issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid by the Participant for such shares.

          C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with Article Two or to effect share issuances in accordance with Article Three.

    VI.   STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The maximum number of shares which may be issued over the term of the Plan shall not exceed 2,400,000 shares, subject to adjustment from time to time in accordance with the provisions Section VI.C of this Article One. Such authorized share reserve is comprised of the number of shares which remained available for issuance, as of the Plan effective date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan.

          B. Shares subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation/regrant provisions of Section 4 of Article Two. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for issuance under the Plan.

          C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any adjustments be made for the conversion of one or more outstanding series of the Corporation's preferred stock into shares of the Common Stock.

                                  ARTICLE TWO

                             OPTION GRANT PROGRAM

     I.   TERMS AND CONDITIONS OF OPTIONS

          Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator, provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

          A.   EXERCISE PRICE.
               --------------

               1. The exercise price per share shall be fixed by the Plan Administrator. In no event, however, shall the exercise price per share be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the date of the option grant.

               2. If the individual to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date.

               3. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the agreement evidencing the grant, be payable in cash or check made payable to the Corporation. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Exchange Act at the time the option is exercised, then the exercise price may also be paid as follows:

                    (i) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.   TERM AND EXERCISE OF OPTIONS. Each option granted under the Plan
               ----------------------------
shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement. However, no option shall have a term in excess of ten (10) years measured from the grant date. The option shall be exercisable during the Optionee's lifetime only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death or pursuant to a qualified domestic relations order as defined by the Code.

          C.   Effect of Termination of Service.
               --------------------------------

               1. Except to the extent otherwise provided pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the Optionee at the time of cessation of Service or death:

                    (i) Should the Optionee cease to remain in Service for any reason other than death or Permanent Disability, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                    (ii) Should such Service terminate by reason of Permanent Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve (12)- month period following the date of such cessation of Service.

                    (iii) Should the Optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the Optionee's death. During such limited period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                    (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                    (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

               2. The Plan Administrator shall have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subsection C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no
                                                       --------
event shall such option be exercisable after the specified expiration date of the option term.

          D.   STOCKHOLDER RIGHTS. An Optionee shall have no stockholder rights
               ------------------
with respect to the shares subject to the option until such individual shall have exercised the option and paid the exercise price.

          E.   UNVESTED SHARES. The Plan Administrator shall have the discretion
               ---------------
to authorize the issuance of unvested shares of Common Stock under the Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right. All outstanding repurchase rights under the Plan shall terminate automatically upon the occurrence of any Corporate Transaction, except to the extent the repurchase rights are expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

          F.   FIRST REFUSAL RIGHTS. Until such time as the Corporation's
               --------------------
outstanding shares of Common Stock are first registered under Section 12(g) of the Exchange Act, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

    II.   INCENTIVE OPTIONS

          The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory shall not be subject to such terms and conditions.
                    ---

          A.   EXERCISE PRICE. The exercise price per share of the Common Stock
               --------------
subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the date of grant.

          B.   DOLLAR LIMITATION. The aggregate Fair Market Value of the Common
               -----------------
Stock (determined as of the respective date or dates of grant) for which one (1) or more options granted to any Employee under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. Should the applicable One Hundred Thousand Dollar ($100,000) limitation in fact be exceeded in any calendar year, then the option shall nevertheless become exercisable for the excess number of shares in such calendar year as a Non-Statutory Option.

          C.   10% STOCKHOLDER. If any individual to whom an Incentive Option is
               ---------------
granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the grant date.

   III.   CORPORATE TRANSACTION

          A. Upon the occurrence of a Corporate Transaction, each option at the time outstanding under the Plan shall terminate and cease to be exercisable, except to the extent assumed by the successor corporation or parent thereof.

          B. Each outstanding option which is assumed in connection with a Corporate Transaction or is otherwise to remain outstanding shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction, and (ii) the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain
- --------
the same.

          C. The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    IV.   CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options (including outstanding options incorporated from the Predecessor Plan) under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of an option grant to a 10% Stockholder or
(iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

                                 ARTICLE THREE

                            STOCK ISSUANCE PROGRAM
                            ----------------------

     I.   TERMS AND CONDITIONS OF STOCK ISSUANCES

          Shares may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening stock option grants. Each such stock issuance shall be evidenced by a Restricted Stock Purchase Agreement ("Purchase Agreement") which complies with each of the terms and conditions of this Article Three.

          A.   ISSUE PRICE
               -----------

               1. The purchase price per share shall be fixed by the Plan Administrator, but in no event shall the purchase price per share of Newly Issued Shares be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the date of issuance.

               2. If the individual to whom a share issuance is made is a 10% Stockholder, then the purchase price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the issuance date.

               3. Newly Issued Shares shall be issued under the Plan for such consideration as the Plan Administrator shall from time to time determine, provided that, except as set forth in Section I of Article Four, in no event shall shares be issued for consideration other than

                    (i)    cash or check made payable to the Corporation, or

                    (ii) past services rendered to the Corporation or any Parent or Subsidiary.

               4. Treasury Shares may be issued under the Plan for such consideration (including one or more of the items of consideration specified in subparagraph 3 above) as the Plan Administrator may deem appropriate. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

          B.   VESTING PROVISIONS
               ------------------

               1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                    (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

                    (ii) the number of installments in which the shares are to vest,

                    (iii) the interval or intervals (if any) which are to lapse between installments, and

                    (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Purchase Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

               2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or by reason of any Corporate Transaction shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

               3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

               4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          C.   FIRST REFUSAL RIGHTS. Until such time as the Corporation's
               --------------------
outstanding shares of Common Stock are first registered under Section 12(g) of the Exchange Act, the Corporation shall have a right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

    II.   SHARE ESCROW/TRANSFER RESTRICTIONS

          A.   SHARE ESCROW. Unvested shares may, in the Plan Administrator's
               ------------
discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK PURCHASE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED __________, 199__ A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

          B.   TRANSFER RESTRICTIONS. The Participant shall have no right to
               ---------------------
transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedure in effect under
Section I.B.3 of this Article Three, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Purchase Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Purchase Agreement applicable to the gifted shares.

   III.   CORPORATE TRANSACTION

          All of the Corporation's outstanding repurchase rights under this Article Three shall automatically terminate upon the occurrence of a Corporate Transaction, except to the extent the Corporation's outstanding repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                                 ARTICLE FOUR

                                 MISCELLANEOUS
                                 -------------
     I.   LOANS

          A. The Plan Administrator may assist any Optionee or Participant, other than a non-employee Board member, in the exercise of one or more options granted to the Optionee under Article Two or the purchase of one or more shares issued to the Participant under Article Three by:

                    (i) authorizing the extension of a loan from the Corporation to the Optionee or Participant, or

                    (ii) permitting the Optionee or Participant to pay the exercise price or purchase price in installments over a period of years.

          B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to each Optionee or Participant may not exceed the sum of (i)
                                                                    ---
the aggregate exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with such exercise or purchase.

          C. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this Section I shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may in its discretion deem appropriate.

    II.   NO EMPLOYMENT OR SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate the Service of the Optionee or Participant at any time for any reason, with or without cause.

   III.   AMENDMENT OF THE PLAN AND AWARDS

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee or

Participant consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section VI.C of Article One, (ii) materially modify the eligibility requirements for participation in the Plan or (iii) otherwise materially increase the benefits accruing to individuals who participate in the Plan.

          B. Options to purchase shares of Common Stock may be granted under Article Two and shares of Common Stock may be issued under Article Three that are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued are held in
                         --------
escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the initial excess issuances are made, whether as stock option grants or direct stock issuances, then (i) any unexercised options representing such excess shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund to the Optionees and Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

    IV.   EFFECTIVE DATE AND TERM OF PLAN

          A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

          B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan effective date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon approval of the Plan by the Corporation's stockholders, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

          C.   The Plan shall terminate upon the earliest of (i) the expiration
                                                 --------
of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued or (iii) the termination of all outstanding options under
Section III of Article Two. Each option and unvested share issuance outstanding under the Plan at such time shall continue to have full force and effect in accordance with the provisions of the agreements evidencing that option or share issuance.

     V.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

    IV.   WITHHOLDING

          The Corporation's obligation to deliver shares upon the exercise of any options granted under Article Two or upon the purchase of any shares issued under Article Three shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

   VII.   REGULATORY APPROVALS

          The implementation of the Plan, the granting of any options under Article Two and the issuance of Common Stock upon (i) the exercise of any option or (ii) a direct issuance under Article Three shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Common Stock issued pursuant to it.

  VIII.   FINANCIAL REPORTS

          The Corporation shall deliver at least annually to each Optionee holding an outstanding option under the Plan and to each Participant holding a right to purchase stock under the Plan the same financial information furnished to holders of the Common Stock unless the Optionee or Participant is a key employee whose duties in connection with the Corporation assure such individual access to equivalent information.